UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2023

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May15, 2023, TRxADE HEALTH, INC. (“TRxADE” or the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02 of this Current Report on form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

TRxADE is making reference to non-GAAP financial information in both the press release and the related conference call/webcast. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached press release.

Item 7.01 Regulation FD Disclosure.

The Company’s management plans to hold virtual roadshows and meetings with current and prospective investors, funding sources, and others, and to attend certain virtual conferences from time to time.

A copy of the presentation which the Company will use in connection with such conferences, roadshows and meetings is being furnished as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference herein, and is also available on the Company’s website at https://investors.trxadegroup.com/nasdaq-meds/presentations-nasdaq-meds/, which website includes information the Company does not desire to incorporate by reference into this report.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1**	Press Release of TRxADE HEALTH, INC. dated May 15, 2023
99.2**	TRxADE HEALTH, Inc. – Q1 2023 PowerPoint Presentation
104	Inline XBRL for the cover page of this Current Report on Form 8-K

** Furnished herewith.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Forward Looking Statements

The press release attached hereto as Exhibit 99.1 and presentation attached hereto as Exhibit 99.2 contain certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, uncertainties relating to agreements with third parties; our current need for liquidity; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc. subsidiary; our ability to maintain the listing of our common stock on the Nasdaq Capital Market, including our current non-compliance with the continued listing standards of the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the adoption of the Company’s product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posed by the COVID-19 pandemic or similar events and related matters; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; existing and new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; and supply chain issues caused by among other things, recessions and global conflicts. Additional information about these and other factors that could cause the Company’s results to differ materially from these forward-looking statements can be found in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, which are available at www.sec.gov and in the “NASDAQ:MEDS” — “SEC Filings” section of the Company’s website at https://www.investors.trxadehealth.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: May 15, 2023	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer